As filed with the Securities and Exchange Commission on October 28, 2003.

  CONFIDENTIAL PURSUANT TO RULE 14a-6(e)(2), FOR THE USE OF THE COMMISSION ONLY

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 ---------------

Filed by the Registrant |X| Filed by a Party other than the Registrant
                        |_| Check the appropriate box:

|_|  Preliminary Proxy Statement
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 |_| Confidential, for the use of the Commission only
     (as permitted by Rule 14a-6(e)(2))

                                 ---------------

                          STERLING CAPITAL CORPORATION
                (Name of Registrant as Specified in Its Charter)
                     (Name of Person Filing Proxy Statement)

                                 ---------------

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)   Title of each class of securities to which transaction applies:
        (2)   Aggregate number of securities to which transaction applies:
        (3)   Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)   Proposed maximum aggregate value of transaction:
        (5)   Total fee paid:
|_|     Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)   Amount Previously Paid: $
        (2)   Form, Schedule or Registration Statement No.:
        (3)   Filing Party:
        (4)   Date Filed:

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                            New York, New York 10022
                                 (212) 980-3360

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 18, 2003

To the Shareholders of STERLING CAPITAL CORPORATION:

     NOTICE IS  HEREBY  GIVEN  that the  Annual  Meeting  of  Shareholders  (the
"Meeting") of Sterling Capital Corporation, a New York corporation (the "Corporation"), will be held on Tuesday, November 18, 2003, at 9:30 A.M., New York City time, at the offices of the Corporation at 635 Madison Avenue, on the 17th Floor, New York, New York, 10022, for the following purposes, all as more fully described in the accompanying Proxy Statement:

     1.   To elect five directors of the Corporation;

     2. To transact any other business which may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on October 22, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, and only shareholders of record on such date are entitled to so vote. The transfer books will not be closed.

     Please execute and return the enclosed Proxy promptly in the enclosed envelope, whether or not you intend to be present at the Meeting. If you can attend and vote in person, you are invited to do so; but if not, you are urged to submit the enclosed Proxy with your votes marked thereon. You may revoke your Proxy at any time before it is voted. No postage is required if the Proxy is mailed in the United States.

                                      By order of the Board of Directors:
                                                 MICHAEL CAREY
                                              Corporate Secretary
New York, New York
October 28, 2003




                 You are requested to sign, date and return the
                  accompanying Proxy in the enclosed envelope.

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                            New York, New York 10022
                               ___________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 18, 2003
                               __________________

     This Proxy Statement is furnished to the shareholders of Sterling Capital Corporation, a New York corporation (the "Corporation"), in connection with a solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, November 18, 2003 at 9:30 A.M., New York City time, at the offices of the Corporation at 635 Madison Avenue, on the 17th Floor, New York, New York 10022, and at all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of the Meeting.

     Only shareholders of record at the close of business on October 22, 2003 will be entitled to notice of and to vote at the Meeting. At such date the outstanding voting securities of the Corporation consisted of 2,500,000 shares of Common Stock, par value $1.00 per share, each share having one vote.

     This  Proxy   Statement  and  the  enclosed   Proxy  are  being  mailed  to
shareholders on or about October 28, 2003.

     The enclosed Proxy is solicited by the Board of Directors. Any shareholder giving such Proxy has the power to revoke it at any time before it is exercised by giving written notice to the Corporation bearing a later date than the Proxy, by submission of a later dated proxy, or by voting in person at the Meeting, which any shareholder may do whether or not he or she has previously given a proxy. The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with any specification made thereon, and if no specification is made thereon will be voted FOR the election of all the nominees for directors.

     Mr. Walter Scheuer, the Chairman of the Board of Directors and controlling shareholder of the Corporation, Mr. Wayne S. Reisner, the President of the Corporation, and Gaymark Associates, the largest shareholder of record of the Corporation, have advised the Corporation that they intend to vote all shares which they are entitled to vote in favor of the election of all the nominees for directors, which assures the passage of this proposal since such shares constitute more than 50% of the Corporation's outstanding Common Stock. See "Security Ownership of Directors and Officers, and Other Principal Holders of the Corporation's Voting Securities."

     The Corporation will furnish, without charge, a copy of the Corporation's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Requests should be directed to Sterling Capital Corporation, 635 Madison Avenue, New York, New York 10022, telephone number (800) 949-3456, Attention: Michael Carey.


                              ELECTION OF DIRECTORS

     A board of five directors is to be elected at the Meeting to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified. To be elected, each nominee for director must receive a plurality of the votes cast at the Meeting by the holders of shares entitled to vote, provided that a quorum (consisting of one-third of the total number of outstanding shares of Common Stock) is present. Under applicable New York law, in tabulating the vote with regard to the election of directors, broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote.

     Each of the nominees listed below has advised the Corporation that he will serve if elected. The Corporation does not expect that any of such nominees will be unavailable for election, but if that should occur before the Meeting, the persons named in the proxy will have the right to vote for a substitute nominee if designated by the Corporation's Board of Directors.

     Set forth below are the names and ages of the nominees, their positions in the Corporation, if any, and their principal occupations at present and during the past five years.


----------------------------------------------------------------------------------------------------------
                                                                             Number of
                                          Term of         Principal        Portfolios in       Other
        Name,            Positions     Office** and     Occupation(s)      Fund Complex    Directorships
  Address* and Age     Held with the     Length of      During Past 5       Overseen by       held by
                        Corporation     Time Served         Years           Director***       Director
---------------------- --------------- -------------- ------------------- ---------------- ---------------

Jay Eliasberg          Director        Director       Private                    1            None
84                                     since 1980     Investor (1)
---------------------- --------------- -------------- ------------------- ---------------- ---------------

Arthur P. Floor        Director        Director       Energy                     1            None
79                                     since 1980     Consultant (2)
---------------------- --------------- -------------- ------------------- ---------------- ---------------

Nathan Kingsley        Director        Director       President, Total           1            None
76                                     since 1984     Communications
                                                      International, a
                                                      media consulting
                                                      firm (3)
---------------------- --------------- -------------- ------------------- ---------------- ---------------

Archer Scherl          Director        Director       Private                    1             None
72                                     since 1994     Investor (4)
---------------------- --------------- -------------- ------------------- ---------------- ---------------

Walter Scheuer****     Chairman of     Director       Private Investor           1             None
81                     the Board       since 1980     and Chairman of
                                                      the Board of the
                                                      Corporation (5)
---------------------- --------------- -------------- ------------------- ---------------- ---------------

          ------------------
     * The address of each of the directors is c/o Sterling Capital Corporation, 635 Madison Avenue, New York, New York 10022.

     ** Each director serves for a term of one year and until his successor is duly elected and qualified.

     *** The Corporation is the only investment company overseen by the directors.

     **** Mr. Scheuer, who is the controlling shareholder of the Corporation, may be deemed an "interested person" of the Corporation as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").


(1) Mr. Eliasberg has been a private investor for more than the past five years.
(2)  Mr. Floor has held his present position for more than the past five years.
(3) Mr. Kingsley has held his present position for more than the past five years.
(4)  Mr. Scherl has been a private investor for more than the past five years.
(5) Mr. Scheuer has held his present position with the Corporation since October 28, 1980. From March, 1989 until June 2002, Mr. Scheuer was the controlling shareholder of Manchester Capital Corporation ("Manchester"), an investment adviser registered under the Investment Advisers Act of 1940, as amended. In June, 2002 Manchester sold substantially all of its assets and changed its name to Winterset Management Corp. ("Winterset").

     The Board of Directors has an Audit Committee composed of all the Directors who are not interested persons of the Corporation (the "Independent Directors") which is charged with, among other things, selecting a firm of independent accountants and reviewing accounting matters with the accountants. The Audit Committee met twice in 2002. The members of the Audit Committee are Messrs. Eliasberg, Floor, Kingsley and Scherl.

     The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements with management of the Corporation, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No.1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Directors that the financial statements be included in the Corporation's Annual Report for the past fiscal year.

     The Audit Committee is governed by a written charter adopted by the Board of Directors, a copy of which was attached as Appendix A to the Corporation's 2001 proxy statement and will be attached every third year going forward.

     The Board of Directors has an Executive Committee comprised of Messrs. Eliasberg and Scheuer. The Executive Committee acts on behalf of the full Board of Directors in intervals between meetings of the Board. The Executive Committee did not meet in 2002.

     The Corporation has no standing nomination, compensation or similar committee.

     During the year ended December 31, 2002, five meetings of the Board of Directors were held. Mssrs. Eliasberg, Kingsley and Scherl attended one hundred percent of the aggregate number of meetings of the Board and any committee on which they served. Mr. Floor attended eighty six percent of the aggregate number of meetings of the Board and any committee on which he served. Mr. Scheuer attended sixty percent of the aggregate number of meetings of the Board and any committee on which he served.

                         SECURITY OWNERSHIP OF DIRECTORS
                    AND OFFICERS, AND OTHER PRINCIPAL HOLDERS
                     OF THE CORPORATION'S VOTING SECURITIES

     The following table sets forth information concerning the shares of the Corporation's Common Stock beneficially owned by the directors, the executive officers identified in the Compensation Table, all directors and officers of the Corporation as a group without naming them, and each person who is known by the Corporation to be the beneficial owner of more than five percent of the Corporation's Common Stock as at October 22, 2003. The address of each of the directors is c/o Sterling Capital Corporation, 635 Madison Avenue, New York, New York 10022. The address of Gaymark Associates and Wayne S. Reisner is 635 Madison Avenue, New York, New York 10022. The address of each of Marge P. Scheuer, Jeffrey Scheuer, Susan Scheuer and Judith Scheuer is c/o Walter Scheuer, 635 Madison Avenue, New York, New York 10022.

                                            Amount and Nature     Percent
    Name of Beneficial Owner               of Beneficial Owner    of Class
    ------------------------               -------------------    --------
    Jay Eliasberg*                               None                   -
    Arthur P. Floor*                             None                   -
    Gaymark Associates                        1,921,796 (a)          76.9%
    Nathan Kingsley*                             None                   -
    Archer Scherl*                               None                   -
    Walter Scheuer*                           2,078,396 (b)          83.1%
    Wayne S. Reisner                            406,393 (c)          16.3%
    Marge P. Scheuer                            221,397 (d)           8.9%
    Jeffrey Scheuer                             653,644 (e)          26.1%
    Susan Scheuer                               455,172 (f)          18.2%
    Judith Scheuer                              357,754 (g)          14.3%
    All Directors and Executive Officers
    as a Group consisting of 6 persons        2,078,396 (h)          83.1%

-------------------

     *    Member of the Board of Directors of the Corporation.

          (a) Of the 1,921,796 shares (approximately 76.9% of the Corporation's outstanding Common Stock) owned of record by Gaymark Associates ("Gaymark"), a limited partnership, of which Windy Gates Corporation ("Windy Gates") is the general partner and Mr. Walter Scheuer is a limited partner, 18,032 shares are held for Windy Gates, 346,529 shares are held for Mr. Scheuer (see note (b) below), 166,797 shares are held for Marge P. Scheuer, Mr. Scheuer's wife (see note (d) below), 34,068, 482,976, 204,097 and 200,904 shares, respectively, are held for the four children of Mr. Scheuer (see notes (e), (f), and (g) below), 54,600 shares are held for a revocable trust for the benefit of three of Mr. Scheuer's children, 312,793 shares are held for seven trusts for the benefit of seven of Mr. Scheuer's grandchildren, and 101,000 shares are held for Mrs. Marcelle Halpern. The shares of the Corporation's Common Stock that are reflected in the table as being beneficially owned by Gaymark do not include 68,696 shares which Gaymark has an option to acquire. Windy Gates is a New York corporation of which Mr. Scheuer is President, a director and a shareholder. The other shareholders of Windy Gates are Mr. Scheuer's wife and four children. Mr. Reisner is a Vice President and director of Windy Gates. Mr. Scheuer acts as attorney-in-fact for the persons for whom the aforementioned shares of the Corporation's Common Stock are held by Gaymark, and Mr. Scheuer is a trustee of each of the aforementioned trusts. Windy Gates, as the general partner of Gaymark, has the sole power to vote the aforementioned shares of the Corporation's Common Stock owned by Gaymark.

          (b) Of the 2,078,396 shares (approximately 83.1% of the Corporation's outstanding Common Stock) of which Mr. Scheuer may be deemed to be a beneficial owner, 346,529 shares (approximately 13.9% of the Corporation's outstanding Common Stock) are held for his account by Gaymark as described in note (a) above. Also as described in note (a) above, Gaymark holds 18,032 shares for the account of Windy Gates, an aggregate of 922,045 shares for the accounts of Mr. Scheuer's four children, 54,600 shares for the account of a revocable trust, the beneficiaries of which are three of Mr. Scheuer's children, 312,793 shares for the account of seven trusts, the beneficiaries of which are Mr. Scheuer's grandchildren, and 166,797 shares for the account of Mr. Scheuer's wife. In addition, an aggregate of 156,600 shares are held directly by two trusts, the beneficiaries of which are two of Mr. Scheuer's grandchildren. Since Mr. Scheuer acts as attorney-in-fact for such persons and as trustee for such trusts and is President of Windy Gates, he also may be deemed to be a beneficial owner of such 1,630,867 shares. In addition, Gaymark holds 101,000 shares for Mrs. Halpern, for whom Mr. Scheuer acts as attorney-in-fact. Mr. Scheuer may be deemed to be a beneficial owner of all of such shares. Except to the extent that Mr. Scheuer may be deemed to be a beneficial owner by virtue of voting or shared investment power as set forth above, Mr. Scheuer disclaims any beneficial ownership in the 1,520,667 shares owned of record by Gaymark and not held for his account and for the account of the revocable trust identified above, and in the 156,600 shares held directly by two trusts for the benefit of two of his grandchildren. The shares of the Corporation's Common Stock that are reflected in the table as being beneficially owned by Mr. Scheuer do not include 68,696 shares which Gaymark has an option to acquire.

          (c) Of the 406,393 shares (approximately 16.3% of the Corporation's outstanding stock) of which Mr. Reisner may be deemed to be a beneficial owner, 195,193 shares are held by Gaymark for the accounts of four of the trusts for the benefit of Mr. Scheuer's grandchildren as identified in note
     (b) above, 54,600 shares are held by Gaymark for the account of the revocable trust identified in note (b) above, and 156,600 shares are directly held by two trusts for the benefit of two of Mr. Scheuer's grandchildren, as identified in note (b) above. Since Mr. Reisner acts as trustee for such trusts, he may be deemed a beneficial owner of such 406,393 shares. Except to the extent that Mr. Reisner may be deemed to be a beneficial owner by virtue of shared investment power as set forth above, Mr. Reisner disclaims any beneficial ownership in all such shares.

          (d) Of the 221,397 shares (approximately 8.9% of the Corporation's outstanding stock) of which Mrs. Scheuer may be deemed to be a beneficial owner, 166,797 shares are held for her account by Gaymark and 54,600 shares are held by Gaymark for the account of a revocable trust for the benefit of three of her children, which trust's shareholdings in the Corporation are described in note (b) above, of which trust Mrs. Scheuer is a trustee. Mrs. Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trust.

          (e) Of the 653,644 shares (approximately 26.1% of the Corporation's outstanding stock) of which Jeffrey Scheuer, a son of Mr. Scheuer, may be deemed to be a beneficial owner, 482,976 shares are held for his account by Gaymark and (i) 111,668 shares are held by Gaymark for the account of two trusts for the benefit of Jeffrey Scheuer's children and (ii) 59,000 shares are held directly by a trust for the benefit of one of Jeffrey Scheuer's children, which trusts' shareholdings in the Corporation are described in note (b) above, of which trusts Jeffrey Scheuer is a trustee. Jeffrey Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

          (f) Of the 455,172 shares (approximately 18.2% of the Corporation's outstanding Common Stock) of which Susan Scheuer, a daughter of Mr. Scheuer, may be deemed to be a beneficial owner, 204,097 shares are held for her account by Gaymark, 54,600 shares are held by Gaymark for the account of a revocable trust for the benefit of Susan Scheuer and two of her siblings, and (i) 98,875 shares are held by Gaymark for the account of three trusts for the benefit of Susan Scheuer's children and (ii) 97,600 shares are held directly by a trust for the benefit of one of Susan Scheuer's children, which trusts' shareholdings in the Corporation are described in note (b) above, of which trusts Susan Scheuer is a trustee. Susan Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

          (g) Of the 357,754 shares (approximately 14.3% of the Corporation's outstanding Common Stock) of which Judith Scheuer, a daughter of Mr. Scheuer, may be deemed to be a beneficial owner, 200,904 shares are held for her account by Gaymark and 54,600 shares are held by Gaymark for the account of a revocable trust for the benefit of Judith Scheuer and two of her siblings, and 102,250 shares are held by Gaymark for the account of two trusts for the benefit of Judith Scheuer's children, which trusts' shareholdings in the Corporation are described in note (b) above, of which trusts Judith Scheuer is a trustee. Judith Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

          (h)  The  computation  of  2,078,396   (approximately   83.1%  of  the
     Corporation's outstanding Common Stock) shares reported in this column includes all shares which may be deemed to be beneficially owned as described in the foregoing notes, but eliminates the duplication that would arise from including more than one beneficial owner of the same shares. Such shares do not include 68,696 shares, which Gaymark has an option to acquire.



     The following table sets forth the dollar range of equity securities of the Corporation beneficially owned by the directors.

------------------------------------------------------------------------------------------------
Name of Director     Dollar Range of Equity                 Aggregate Dollar Range of Securities
                     Securities in the Corporation (1)      in all Investment Companies Overseen
                                                            by the Directors in Family of
                                                            Investment Companies (2)
-------------------- -------------------------------- ------------------------------------------
Jay Eliasberg        $0                               $0
-------------------- -------------------------------- ------------------------------------------
Arthur P. Floor      $0                               $0
-------------------- -------------------------------- ------------------------------------------
Nathan Kingsley      $0                               $0
-------------------- -------------------------------- ------------------------------------------
Archer Scherl        $0                               $0
-------------------- -------------------------------- ------------------------------------------
Walter Scheuer       More than $100,000               More than $100,000
-------------------- -------------------------------- ------------------------------------------

     (1)  As of October 22, 2003.
     (2) The Corporation is the only investment company overseen by the directors.


                               EXECUTIVE OFFICERS

     The following table sets forth the names and ages of all executive officers of the Corporation and their positions with the Corporation.

             Name                         Position                   Age
             ----                         --------                   ---

       Walter Scheuer      Chairman of the Board of Directors (1)     81

       Wayne S. Reisner    President (2)                              53

 ----------------------
          (1) For additional information as to Mr. Scheuer, see "Election of Directors".

          (2) Mr. Reisner has been President since March 15, 1993. Mr. Reisner was Executive Vice President of the Corporation from July, 1988 to March, 1993 and was Vice President from November, 1985 to July, 1988. Mr. Reisner has been employed by the Corporation since August, 1985. Mr. Reisner also has been a Vice President and a Director of Windy Gates since March 15, 1993. Mr. Reisner has been a Director and President of Winterset (formerly known as Manchester) since December 9, 1988 and March 1, 1989, respectively.

          The officers of the Corporation are elected or appointed by the Board of Directors to hold office until the meeting of the Board of Directors following the next annual meeting of shareholders. Subject to the right of the Corporation to remove officers pursuant to its by-laws, officers serve until their successors are chosen and have qualified.

                             EXECUTIVE COMPENSATION

          The following table sets forth the aggregate compensation paid or accrued by the Corporation during its fiscal year ended December 31, 2002 to the only executive officer of the Corporation whose aggregate compensation for such year exceeded $60,000.

                           SUMMARY COMPENSATION TABLE

                                                                Pension or Retirement
                                                                   Benefit Accrued             Estimated
                          Capacities in which     Aggregate        During Registrant's       Annual Benefit
  Name of Person       Remuneration Received     Remuneration       Last Fiscal Year        Upon Retirement
------------------------------------------------------------------------------------------------------------
  Wayne S. Reisner          President                $90,000               $0                      $0


  ----------------

     Mr. Reisner received certain benefits from the Corporation not disclosed in this Table in an amount equal to less than 10% of the amount received by him as cash compensation.

     For the year ended December 31, 2002, Mr. Eliasberg, Mr. Floor, Mr. Kingsley and Mr. Scherl were each paid $15,000 for their services as directors. Mr. Scheuer was not compensated separately for his duties as a director of the Corporation. Each director of the Corporation was also paid his expenses, if any, for attendance at each meeting of the Board of Directors.

                                RETIREMENT PLANS

     The Corporation terminated its defined benefit pension plan effective December 31, 2000 and all employees entitled to benefits under the plan were paid their benefits before May 1, 2002.

                              CERTAIN TRANSACTIONS

     Effective July 1, 1994, Windy Gates, a privately held corporation owned by Mr. Scheuer and members of his family and the General Partner of Gaymark, entered into a lease on the premises at 635 Madison Avenue, New York, New York. Gaymark owns 1,921,796 shares (approximately 76.9%) of the Corporation's Common Stock. Mr. Reisner is an officer and director of Windy Gates. Windy Gates entered into a sublease with the Corporation for a portion of its leased office space. The term of the sublease expires on June 30, 2004.

     The rental obligations for the aforementioned premises are allocated between the Corporation, on the one hand, and Mr. Scheuer and Windy Gates, on the other hand, on the basis of each party's use of this space. For the use of their respective portions of such space, the Corporation and Mr. Scheuer paid or accrued approximately $22,000 and $391,000, respectively, for 2002, and paid or accrued approximately $12,000 and $81,000 respectively, for the six months ended June 30, 2003.

     Incidental to the sublease arrangements described above, the Corporation and Mr. Scheuer have allocated certain of the expenses incurred in connection with each party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. In connection with the allocation of expenses incurred with respect to the use of such services, the Corporation and Mr. Scheuer paid or accrued approximately $45,000 and $404,000, respectively, for 2002, and $22,000 and $183,000, respectively, for the six months ended June 30, 2003. In addition, during such period certain persons who were also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation directly from Mr. Scheuer.

                              INDEPENDENT AUDITORS

     Tardino Tocci & Goldstein ("TT&G") has been selected as the independent auditors by a unanimous vote of the Corporation's Board of Directors (including a unanimous vote of the Independent Directors), by vote cast in person, to audit the accounts of the Corporation for and during the Corporation's fiscal year ending December 31, 2003. The Corporation does not know of any direct or indirect financial interest of TT&G in the Corporation.

Audit Fees

     For professional services rendered with respect to the audit of the Corporation's annual financial statements, the Corporation paid to TT&G during the Corporation's most recent fiscal year fees in the amount of $21,000.

Financial Information Systems Design and Implementation Fees

     The Corporation did not pay to TT&G any fees in the Corporation's most recent fiscal year for information systems design and implementation.

All Other Fees

     The Corporation did not pay to TT&G any fees in the Corporation's most recent fiscal year for services other than those described above.

     In view of the fact that the Corporation did not pay to TT&G any fees in the Corporation's most recent fiscal year other than fees for audit services, the Audit Committee was not required to consider whether the provision of services other than audit services by TT&G is compatible with maintaining TT&G's independence in performing audit services.

     A representative of TT&G is expected to be present at the Meeting with an opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

     Proposals by shareholders intended for inclusion in the Corporation's proxy statement for the next Annual Meeting (to be held in 2004) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Corporation on or before June 30, 2004 in order to be eligible for inclusion in the Proxy Statement and Proxy for that meeting. In order for proposals by shareholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Corporation on or before September 13, 2004.

                             ADDITIONAL INFORMATION

     Decisions to buy and sell securities for the Corporation are made by its Investment Committee, pursuant to policies approved by its Board of Directors, which periodically reviews investment decisions. The officers and Investment Committee of the Corporation are also responsible for placing orders for the purchase and sale of securities and placing its brokerage business.

     Research services furnished by brokers through which the Corporation effects securities transactions may be used by officers and employees in connection with their duties to Mr. Scheuer, members of his family and associates and to Winterset. Research services furnished to officers and employees by brokers in connection with their duties to Mr. Scheuer, members of his family and associates and to Winterset may be used by such employees in connection with their duties to the Corporation.

                                     GENERAL

     The Corporation will bear the entire expense of the solicitation of proxies by use of the mails, and some of the officers and employees of the Corporation may solicit proxies personally or by telephone, telegraph or cable, the cost of which will be nominal. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Corporation will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Board of Directors knows of no business that will be presented for action at the Meeting in addition to the matters specified in the accompanying notice of the Meeting. If other matters do come before the Meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons exercising at the Meeting the authority conferred by the proxy.

     It is important that proxies be returned promptly. Therefore, shareholders are requested to complete, sign and date the accompanying proxies and to return them promptly in the enclosed envelope.



                                           By order of the Board of  Directors:

                                           /s/ Michael Carey
                                           -------------------------------------
                                           Michael Carey
                                           Corporate Secretary
New York, New York,
October 28, 2003

                                      PROXY
                          STERLING CAPITAL CORPORATION
              PROXY Solicited by the Board of Directors for Annual
                    Meeting of Shareholders, November 18, 2003

                  The undersigned appoints Walter Scheuer, Wayne Reisner and Michael Carey and each of them, each with power to appoint a substitute, and with authority to each to act in the absence of the other, the Proxies and Proxy of the undersigned to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Sterling Capital Corporation (the "Corporation") to be held on November 18, 2003 and all adjournments or postponements thereof.

                  The Board of Directors recommends a vote FOR the election of Directors.


  1.  ELECTION OF DIRECTORS

          [   ]  FOR all nominees listed       [   ]   WITHHOLD AUTHORITY
                 below (except as marked               to vote for all nominees
                 to the contrary below)                listed below

      (INSTRUCTION: To withhold authority to vote for any individual nominee, check FOR above and strike a line through the nominee's name in the list below)

          J. Eliasberg              A.P. Floor                      A. Scherl
          W. Scheuer                N. Kingsley


  2. In their discretion, upon any other matter which may properly come before said Meeting or any adjournment or postponement thereof.

                  The shares represented by this Proxy are to be voted in accordance with any specification made above. Where no specification is given, Proxies will be voted FOR the election of all nominees for directors.

                  Receipt of the Notice of said Meeting and the related Proxy Statement is hereby acknowledged.



                                                    Date _________________, 2003


                                                    ----------------------------
                                                    Signature

                                                    ----------------------------
                                                    Signature if held jointly


                  (Please sign exactly as name appears hereon. It is requested that joint owners each sign. Executors, administrators, trustees, etc. should so indicate when signing and where more than one is named, a majority should sign.)



                IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY